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                                                                Exhibit 24.01


                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Louis G. Lenzi as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of up to $350,000,000 of securities of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commissiion, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Brown, Jr.                   June 3, 1998
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Joseph W. Brown Jr.

/s/ David C. Clapp                         June 3, 1998
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David C. Clapp


/s/ Claire L. Gaudiani                     June 3, 1998
------------------------
Claire L. Gaudiani

/s/ William H. Gray, III                   June 3, 1998
------------------------
William H. Gray, III

/s/ Freda S. Johnson                       June 3, 1998
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Freda S. Johnson

/s/ Daniel P. Kearney                      June 3, 1998
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Daniel P. Kearney

/s/ James A. Lebenthal                     June 3, 1998
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James A. Lebenthal

/s/ Pierre-Henri Richard                   June 3, 1998
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Pierre-Henri Richard

/s/ John A. Rolls                          June 3, 1998
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John A. Rolls